EXTENSION OF EMPLOYMENT AGREEMENT


DATE:           March 31, 1999

PARTIES:        Techne Corporation, a
                Minnesota corporation
                614 McKinley Place N.E.
                Minneapolis, Minnesota  55413

                Thomas C. Detwiler, Ph.D.
                1601 Northrap Lane
                Minneapolis, Minnesota  55403


AGREEMENTS:

	The parties hereby agree that the termination date of the Employment Agreement between them dated December 28, 1995 and originally for the period July 1, 1995 through June 30, 1998 is extended to June 30, 2001. All other provision of such Employment Agreement shall remain in full force and effect.


                                             TECHNE CORPORATION



                                  By      /s/ Thomas E. Oland
                                          -------------------------------
                                          Thomas E. Oland, President
                                          "Company"


                                          /s/ Thomas C. Detwiler
                                          -------------------------------
                                          Thomas C. Detwiler, Ph.D.
                                          "Employee"